Exhibit 10.1

GLOBAL EARTH ENERGY, INC.

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”) dated as of December 24, 2012, by and among GLOBAL EARTH ENERGY, INC., a Nevada corporation (the “Company”) and SOLAR POWER UTILITY HOLDINGS LIMITED, a British Virgin Islands corporation (the “Buyer”).

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

WHEREAS, the Company shall amend a series of preferred stock of the Company designated as Series C Secured Convertible Preferred Stock, par value $1.00 per share, the terms of which are set forth in the certificate of designation for such series of preferred stock (the “Certificate of Designation”) in the form attached hereto as Exhibit A (together with any Series C Preferred Stock issued in replacement thereof in accordance with the terms thereof, the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designation; and

WHEREAS, except as may be otherwise provided herein, the Series C Preferred Stock will rank senior to all outstanding and future preferred or Common Stock of the Company; and

WHEREAS, in order to secure the obligations of the Company with respect to the Series C Preferred Stock, the Company shall execute and deliver to the Buyer a Security Agreement, substantially in the form attached hereto as Exhibit B (the “Security Agreement”); and

WHEREAS, subject to the parties intend that the Series C Preferred Stock will be secured by a first priority, perfected security interest in all of the assets of the Company, as evidenced by the Security Agreement, and any ancillary documents related thereto; and

WHEREAS, the Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, 15,000,000 shares of the Series C Preferred Stock and the shares of Common Stock into which such Series C Preferred Stock are convertible being referred to herein as the “Conversion Shares”); and

WHEREAS, at the  Fourth Closing (defined below) the parties hereto shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, at the Fourth Closing, the parties hereto shall execute and deliver an Escrow Shares Escrow Agreement, substantially in the form attached hereto as Exhibit D (the “Escrow Shares Escrow Agreement”) pursuant to which the Company shall issue and deliver to Norman T. Reynolds Law Firm (the “Escrow Agent”) 19,500,000 shares of the Common Stock as “security stock” (the “Escrow Shares”) and the Escrow Agent shall distribute some or all of the Escrow Shares to the Buyer upon conversion of the Series C Preferred Stock; and

WHEREAS, the Series C Preferred Stock and the Conversion Shares are collectively referred to herein as the “Securities;”

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Company and the Buyer hereby agree as follows:

1.

Purchase and Sale of the Series C Preferred Stock.

(a)

Series C Preferred Stock.  Subject to the satisfaction (or waiver) of the conditions set forth in Paragraphs 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Fourth Closing (as defined below), 15,000,000 shares of the Series C Preferred Stock.

(b)

Closing.  The closing (the “Closing”) of the purchase of the Series C Preferred Stock by the Buyer shall occur at the offices of Norman T. Reynolds Law Firm, 3262 Westheimer Road, Suite 234, Houston, Texas 77098.  The Closing shall be in four stages, the first of which shall be on December 28, 2012, at 2:00 p.m., Houston, Texas Time (the “First Closing”) subject to the notification of satisfaction (or waiver) of the conditions to the First Closing set forth in Paragraphs 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer).  The second closing of the Closing shall be on January 11, 2013, at 2:00 p.m., Houston, Texas Time (the “Second Closing”).  The third closing of the Closing shall be on January 18, 2013, at 2:00 p.m., Houston, Texas Time (the “Third Closing”).  The fourth closing of the Closing shall be on January 25, 2013, at 2:00 p.m., Houston, Texas Time (the “Fourth Closing”).  The First Closing, the Second Closing, the Third Closing, and the Fourth Closing are collectively sometimes referred to herein as the “Closing.”  As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(c)

Purchase Price.  The aggregate purchase price for the Series C Preferred Stock to be purchased by the Buyer (the “Purchase Price”) shall be $15,000,000 which shall be paid by the Buyer at the Closing.

(d)

Form of Payment.  On the First Closing, the Buyer shall pay the sum of $1,000,000 to the Company.  On the Second Closing, the Buyer shall pay the sum of $5,000,000 to the Company.  On the Third Closing, the Buyer shall pay the sum of $5,000,000 to the Company.  On the Fourth Closing, the Buyer shall pay the sum of $4,000,000 to the Company.  The payments to be made by the Buyer on the First Closing, the Second Closing, the Third Closing, and the Fourth Closing shall be made via the Escrow Agent for the Series C Preferred Stock to be issued and sold to the Buyer, by wire transfer of immediately available funds in accordance with the Escrow Agent’s written wire instructions and the Company shall deliver to the Buyer at the Fourth Closing via the Escrow Agent the shares of the Series C Preferred Stock registered in the name of the Buyer, or its designee.

2.

Representations and Warranties.  The Buyer represents and warrants as the Closing, as follows:

(a)

Organization; Authority.  The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)

No Public Sale or Distribution.  The Buyer is (i) acquiring the Series C Preferred Stock, and upon conversion of the Series C Preferred Stock will acquire the Conversion Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Buyer is not a broker-dealer registered, or required to be registered, with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Buyer is acquiring the Securities hereunder in the ordinary course of its business.  The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)

Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)

Reliance on Exemptions.  The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(e)

Information.  The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, including, but not limited to the Company’s SEC Documents (defined below).  The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein.  The Buyer understands that its investment in the Securities involves a high degree of risk.  The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)

No Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)

Transfer or Resale.  The Buyer understands that except as provided in the Registration Rights Agreement (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, or a successor rule thereto (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller, or the Person as defined in Paragraph 3(s) hereof through whom the sale is made, may be deemed to be an underwriter, as that term is defined in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer while effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, as defined in Paragraph 3(b) hereof, including, without limitation, this Paragraph 2(g).

(h)

Legends.  The Buyer understands that the certificates or other instruments representing the Series C Preferred Stock and, until such time as the resale of the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.  The Company shall bear all fees and expenses related to the removal of the legend and issuance of any new unlegended Securities.

(i)

Validity; Enforcement.  This Agreement and the Registration Rights Agreement, and the other Transaction Documents, have been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)

No Conflicts.  The execution, delivery and performance by the Buyer of this Agreement and the Registration Rights Agreement, and the other Transaction Documents, and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party), (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(k)

Residency.  The Buyer is domiciled in the jurisdiction specified herein.

(l)

Certain Trading Activities.  The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including without limitation, any Short Sales involving the Company’s securities) since the time that the Buyer and the Company first discussed an investment in the Company.  The Buyer covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transaction in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed pursuant to Paragraph 4(i).  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(m)

General Solicitation.  The Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

3.

Representations and Warranties of the Company.  The Company represents and warrants to the Buyer as of the Closing, that, except as otherwise set forth in the SEC Documents (as defined herein) or otherwise on the schedule of exceptions delivered to the Buyer in connection with the execution of this Agreement (the “Schedules”):

(a)

Organization and Qualification.  The Company and its Subsidiaries are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, (i) “Subsidiaries” means the entities set forth in the Company’s most recent SEC Documents (hereinafter defined), and (ii) “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  For purposes of this Agreement, “Lien” means, with respect to any property, any mortgage, pledge, hypothecation, assignment, security interest, tax lien, pledge, charge, or other lien, charge, easement or encumbrance.

(b)

Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Series C Preferred Stock, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Escrow Agreement, and each of the other agreements entered into by the Company hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Series C Preferred Stock, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Series C Preferred Stock, and the granting of a security interest in the Collateral (as defined in the Security Agreement) have been duly authorized by the Company’s board of directors and other than (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement, (ii) the filing of a Form D under Regulation D of the Securities Act, and (iii) the filing with the SEC of one or more Registration Statements and any other filings as may be required by any state securities agency in accordance with the requirements of the Registration Rights Agreement, no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders.  This Agreement and the other Transaction Documents to which the Company and/or any Subsidiary is a party have been duly executed and delivered by the Company and/or such Subsidiary, as applicable, and constitute the legal, valid and binding obligations of the Company and/or such Subsidiary, as applicable, enforceable against the Company and/or such Subsidiary, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.  The Certificate of Designation in the form attached hereto as Exhibit A will be filed with the Secretary of State of the State of Nevada prior to the First Closing.

(c)

Issuance of Securities.  The issuance of the Series C Preferred Stock is duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect to the issue thereof, and the Series C Preferred Stock shall be entitled to the rights and preferences set forth in the Certificate of Designation.  As of the First Closing, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of shares of the Common Stock issuable upon conversion of the Series C Preferred Stock (without taking into account any limitations on the conversion of the Series C Preferred Stock set forth in the Certificate of Designation).  Upon issuance or conversion in accordance with the Certificate of Designation, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Subject to the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(d)

No Conflicts.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series C Preferred Stock and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation of the Company, as defined in Paragraph 3(r), or the Bylaws of the Company, as defined in Paragraph 3(r), or the Certificate of Designation of the Company, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except to the extent such conflict, default or termination right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Markets QB (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations would not reasonably be expected to have a Material Adverse Effect.

(e)

Consents.  The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement and the other Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the First Closing, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)

Acknowledgment Regarding the Buyer’s Purchase of Securities.  The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries, as defined in Rule 144, or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock as defined for purposes of Rule 13d-3 of the Exchange Act.  The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries, or in any similar capacity, with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities.  The Company further represents to the Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)

No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising within the meaning of Regulation D in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions other than for Persons engaged by the Buyer or its investment advisor relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense, including, without limitation, attorney’s fees and out-of-pocket expenses, arising in connection with any such claim.  The Company acknowledges that it has engaged Norman T. Reynolds Law Firm to structure the transaction in connection with the sale of the Securities.  The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(h)

No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

(i)

Dilutive Effect.  The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Series C Preferred Stock in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)

Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation of the Company or the laws of the jurisdiction of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)

SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed or furnished prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Buyer or its respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system that have been requested by the Buyer.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.  No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Paragraph 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l)

Absence of Certain Changes.  Since the date of the Company’s most recent audited or reviewed financial statements contained in a Form 10-K or Form 10-Q, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K or Form 10-Q, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $50,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $50,000.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date of the Closing, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Paragraph 3(l), “Insolvent” means, with respect to the Company, on a consolidated basis with its Subsidiaries, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness as defined in Paragraph 3(s), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.  The Company has not engaged in business or in any transaction, and is not about to engage in business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

(m)

No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n)

Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, the Certificate of Designation, and any other certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or Articles of Incorporation or Bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  Since April 17, 2006, following the change in the Company’s corporate name from International Development Corp. to Global Wataire, Inc., the Common Stock was quoted on the OTC Bulletin Board under the symbol “GWTE.OB.”  Beginning in July 2001, until December 9, 2004, the Company’s symbol was “OZLU.OB.”  When the Company changed its corporate name from Ozolutions, Inc. to International Development Corp. on December 9, 2004, its symbol changed to “IDVL.OB.”  Subsequently, when the Company changed its corporate name to Global Earth Energy, Inc. on February 5, 2008, its symbol changed to “GEEG.OB.”  The Company’s symbol was changed on May 20, 2009, to “GLER.OB.”  Since, February 2011, the Common Stock has been quoted on the OTCQB maintained by the OTC Markets.  Since February 2011, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market, and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)

Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)

Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q)

Transactions With Affiliates.  None of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r)

Equity Capitalization.  As of the date of the Second Closing, the authorized capital stock of the Company shall consist of (i) 800,000,000 shares of Common Stock, of which as of the date of the Second Closing, 359,909,338_______ are issued and outstanding.  As of the Fourth Closing there shall be four series of preferred stock designated as follows: (i) 10,000 shares have been designated as Series A, none of which shall be issued and outstanding; (ii) 5,000,000 shares have been designated as Series B Preferred Stock, $0.001 per share, 3,000,000 of which shall be issued and are outstanding; (iii) 15,000,000 shares have been designated as Series C Preferred Stock, $1.00 per share, 15,000,000 share shall be issued and outstanding in favor of the Buyer; and (iv) 13,000,000 shares of Series D Preferred Stock, $0.001 par value per share, none of which shall be issued and outstanding.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  As of the Fourth Closing of this Agreement, except as disclosed in the SEC Documents, (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, loan or credit facilities or other agreements, documents or instruments evidencing Indebtedness, as defined in Paragraph 3(s), of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act, except pursuant to the Registration Rights Agreement; (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to purchase, repurchase, retire or redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.  The Company has furnished to the Buyer through the SEC’s EDGAR system, true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)

Indebtedness and Other Contracts.  Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, as defined below, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement: (x)

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t)

Absence of Litigation.  Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company.

(u)

Insurance.  The Company and each of its Subsidiaries do not have any insurance coverage.

(v)

Employee Relations.

(i)

Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)

The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii)

To the knowledge of the Company, no key employee or group of employees has any plans to terminate employment with the Company or any Subsidiary.

(w)

Title.  Except as disclosed in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.  Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(x)

Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or any of its Subsidiaries of the Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its existing Subsidiaries regarding its Intellectual Property Rights.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)

Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii), and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)

Subsidiary Rights.  The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company.

(aa)

Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb)

Internal Accounting and Disclosure Controls.  Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Except as disclosed in the SEC Documents, during the twelve months prior to the date hereof, neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(cc)

Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(dd)

Investment the Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment the Company Act of 1940, as amended.

(ee)

Transfer Taxes.  On the Fourth Closing, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ff)

Acknowledgement Regarding the Buyer’s Trading Activity.  It is understood and acknowledged by the Company (i) that following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, the Buyer has not been asked by the Company or its Subsidiaries to agree, nor has the Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that the Buyer, and counter parties in “derivative” transactions to which the Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which were established prior to the Buyer’s knowledge of the transactions contemplated by the Transaction Documents, and (iii) that the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter party in any “derivative” transaction.  The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, the Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Series C Preferred Stock, or any of the documents executed in connection herewith.

(gg)

Registration Eligibility.  The Company is eligible to register the Conversion Shares for resale by the Buyer using Form S-1 promulgated under the Securities Act, subject to the requirements of Rule 415 promulgated by the SEC.

(hh)

Manipulation of Price.  The Company and its Subsidiaries have not, and to the Company’s knowledge no one acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ii)

Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their business and the transactions contemplated by this Agreement and the other Transaction Documents, including the Schedules and Exhibits hereto and thereto, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading.  No press release issued by the Company or its Subsidiaries during the twelve months preceding the date of this Agreement contained at the time of release any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, assets, liabilities, properties, prospects, operations or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed..

4.

Covenants.

(a)

Best Efforts.  Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Paragraphs 6 and 7 of this Agreement.

(b)

Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.  The Company shall, on or before the First Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the First Closing.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the First Closing.

(c)

Reporting Status.  Until the date on which the Buyer shall have sold all the Conversion Shares, and none of the Series C Preferred Stock is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)

Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for working capital purposes including repayment of certain existing debt and financing of acquisitions.

(e)

Financial Information.  The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K or 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements, other than on Form S-8, or amendments filed pursuant to the Securities Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)

Listing.  The Company shall promptly secure the listing of all of the Registrable Securities, as defined in the Registration Rights Agreement, upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed, subject to official notice of issuance, and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such exchange or automated quotation system or an Eligible Market.  The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Paragraph 4(f).

(g)

Fees.  The Company shall reimburse Norman T. Reynolds Law Firm, or its designee(s), in addition to any other expense amounts paid to the Buyer prior to the date of this Agreement, for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents and due diligence in connection therewith, which amount shall be non-accountable.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions other than for Persons engaged by the Buyer relating to or arising out of the transactions contemplated by the Transaction Documents, including, without limitation, any fees payable to Norman T. Reynolds Law Firm.  The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense, including, without limitation, reasonable attorney’s fees and out-of-pocket expenses, arising in connection with any claim relating to any such payment.

(h)

Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor, as defined in the Registration Rights Agreement, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)

Disclosure of Transactions and Other Material Information.

(i)

On or before 8:30 a.m., New York City, New York Time, on the fourth Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching, unless the Company shall elect to defer the filing of exhibits as permitted by the Exchange Act, the material Transaction Documents, including, without limitation, this Agreement, the form of Certificate of Designation, and the Registration Rights Agreement, including all attachments, the “8-K Filing.”  From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material nonpublic information delivered to the Buyer by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, stockholders, representatives or agents.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Buyer.  In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  The Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure.  Subject to the foregoing, none of the Company, its Subsidiaries or the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations, provided that in the case of clause (i) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release.  Without the prior written consent of the Buyer, neither the Company nor any of its Subsidiaries shall disclose the name of the Buyer in any filing, announcement, release or otherwise.

(ii)

In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders, representatives and agents, in addition to any other remedy provided herein or in the other Transaction Documents, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company or any of its Subsidiaries or any of its or their respective officers, directors, employees, stockholders, representatives or agents.  The Buyer shall not have any liability to the Company or its Subsidiaries or any of its or their respective officers, directors, employees, stockholders, representatives or agents, for any such disclosure.

(j)

Corporate Existence.  So long as the Buyer beneficially owns any Series C Preferred Stock, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate of Designation) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designation.

(k)

Reservation of Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the maximum number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock, assuming for purposes hereof, that the Series C Preferred Stock is convertible at the Conversion Price and without taking into account any limitations on the conversion of the Series C Preferred Stock set forth in the Certificate of Designation, subject to adjustment for stock splits and stock dividends.

(l)

Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any government, or any department or agency thereof or any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(m)

No Short Position.  The Buyer and any of its affiliates do not have an open short position in the Common Stock.

(n)

Legend.  (i) Certificates evidencing the Conversion Shares shall not contain any legend, including the legend set forth above, (A) while a registration statement covering the resale of such security is effective under the Securities Act, provided, however, that the Buyer’s prospectus delivery requirements under the Securities Act will remain applicable, or (B) following any sale of such Conversion Shares pursuant to Rule 144, or (C) if such Conversion Shares are eligible for sale under Rule 144, or (D) if such legend is not required under applicable requirements of the Securities Act, including judicial interpretations and pronouncements issued by the Staff of the SEC.  Subject to the foregoing, upon written request of the Buyer to have such legend removed, the Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement, the “Effective Date,” if required by the Company’s transfer agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Paragraph 4(n), it will, no later than three Trading Days, as defined in the Certificate of Designation, following the delivery by the Buyer to the Company or the Company’s transfer agent of a certificate representing Conversion Shares issued with a restrictive legend, deliver or cause to be delivered to the Buyer a certificate representing such Conversion Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein.

(ii)

The Company shall cause its securities counsel to deliver the requisite legal opinion in order to ensure the expedient removal of the legend on the Escrow Shares as soon as practicable after the Effective Date of the Registration Statement.

(o)

Removal of Legend.  Nothing herein shall limit the Buyer’s right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

(p)

Publicity.  The Company and the Buyer shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations provided, that the Company shall use its commercially reasonable best efforts to consult the Buyer in connection with any such press release or other public disclosure prior to its release and the Buyer shall be provided with a copy thereof upon release thereof.

(q)

Additional Issuances of Securities.

(i)

For purposes of this Paragraph 4(q), the following definitions shall apply:

(A)

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(B)

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(C)

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(D)

“Excluded Securities” means any stock or securities issued in a transaction not constituting a bona fide capital raising transaction.  Shares of the Common Stock issued pursuant to a registration statement filed on Form S-8 are expressly included within the definition of Excluded Securities.

(ii)

From the date of the Fourth Closing until thirty (30) days after the Effective Date of the Registration Statement, the Company will not, directly or indirectly, file any registration statement with the SEC other than the Registration Statement.  From the date of the Fourth Closing until thirty (30) days after the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of, or announce any offer, sale, grant or any option to purchase or other disposition of, any of its equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of the Common Stock or Common Stock Equivalents other than Excluded Securities, any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement,” without complying with the obligations set forth in subsection (iii) below.

(iii)

From the Effective Date until the earlier of one (1) year following the full redemption of the Series C Preferred Stock or the maturity of the Series C Preferred Stock, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Paragraph 4(q)(iii).

(A)

The Company shall deliver to the Buyer a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (1) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (2) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (3) offer to issue and sell to the Buyer the Offered Securities in any Subsequent Placement, allocated among the Buyer (I) based on the Buyer’s pro rata portion of the aggregate principal amount of the Series C Preferred Stock purchased hereunder (the “Basic Amount”), and (II) with respect to the Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other the Buyer as the Buyer shall indicate it will purchase or acquire should the other the Buyer subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(B)

To accept an Offer, in whole or in part, the Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Buyer’s Basic Amount that the Buyer elects to purchase and, if the Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that the Buyer elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all the Buyer are less than the total of all of the Basic Amounts, then the Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), the Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of the Buyer bears to the total Basic Amounts of all the Buyer that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(C)

The Company shall have ten (10) Business Days from the expiration of the Offer Period above to offer, issue, sell, or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyer (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

(D)

In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Paragraph 4(q)(iii)(C) above), then the Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Buyer elected to purchase pursuant to Paragraph 4(q)(iii)(B) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange, including Offered Securities to be issued or sold to the Buyer pursuant to Paragraph 4(q)(iii)(C) above prior to such reduction, and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that the Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyer in accordance with Paragraph 4(q)(iii)(A) above.

(E)

Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyer shall acquire from the Company, and the Company shall issue to the Buyer, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Paragraph 4(q)(iii)(D) above if the Buyer have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyer of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyer and their respective counsel.

(F)

Any Offered Securities not acquired by the Buyer or other persons in accordance with Paragraph 4(q)(iii)(C) above may not be issued, sold or exchanged until they are again offered to the Buyer under the procedures specified in this Agreement.

(G)

The restrictions contained in subsections (ii) and (iii) of this Paragraph 4(q) shall not apply in connection with the issuance of any Excluded Securities.

(r)

The Company’s Failure to Timely Deliver Securities.  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of an electronically transmitted copy of an exercise or conversion notice, the Company shall cause the Escrow Agent to fail to transfer the Escrow Shares to the Buyer, and if on or after such third Trading Day, the Buyer is required to purchase (in an open market transaction or otherwise) shares of Common Stock in order to deliver in satisfaction of a sale initiated by the Buyer in anticipation of receiving from the Company the shares of Common Stock issuable upon such exercise or conversion (a “Buy-In”), then the Company shall, within three (3) Business Days after the Buyer’s request and in the Buyer’s discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such Escrow Shares resulting from such exercise or conversion shall terminate, or (ii) promptly honor its obligation to deliver to the Buyer a certificate or certificates representing such Escrow Shares and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise.  Nothing herein shall limit the Buyer’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock or to otherwise issue shares of Common Stock upon conversion of the Series C Preferred Stock in accordance with the terms hereof, and the Buyer shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).  Notwithstanding the foregoing, the Company shall have no obligations to cause its Escrow Agent to deliver Escrow Shares or to pay any Buy-In Price under this Paragraph 4(r) if the Company has timely delivered in good faith a bona fide objection to such conversion or exercise notice.

5.

Register.

(a)

Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Series C Preferred Stock in which the Company shall record the name and address of the Person in whose name the Series C Preferred Stock have been issued (including the name and address of each transferee), the number of Series C Preferred Stock held by such Person, and the number of Conversion Shares issuable upon conversion of the Series C Preferred Stock held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

(b)

Share Denominations.  The Escrow Agent shall retain and hold the Escrow Shares which shall be held in accordance with the terms of this Agreement and the Escrow Shares Escrow Agreement.

6.

Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Series C Preferred Stock to the Buyer at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a)

The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company prior to the Fourth Closing.

(b)

The Buyer shall have delivered to the Escrow Agent by wire transfer of immediately available funds pursuant to the written wire instructions provided by the Escrow Agent two (2) Business Days prior to the First Closing:

(i)

On the First Closing the sum of $1,000,000;

(ii)

On the Second Closing, the sum of $5,000,000;

(iii)

On the Third Closing, the sum of $5,000,000; and

(iv)

On the Fourth Closing, the sum of $4,000,000.

(c)

The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing.

7.

Conditions to the Buyer’s Obligation to Purchase.  The obligation of the Buyer hereunder to purchase the Series C Preferred Stock at the Closing is subject to the satisfaction, at or before the Fourth Closing, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)

The Company shall have duly executed and delivered to the Buyer (i) each of the Transaction Documents, and (ii) the Series C Preferred Stock being purchased by the Buyer at the Closing pursuant to this Agreement.

(b)

The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada as of a date within five (5) days of the Second Closing.

(c)

The Company shall have delivered to the Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within five (5) days of the Second Closing.

(d)

The Company shall have delivered to the Buyer a certificate, executed by the Secretary of the Company and dated as of the Second Closing, as to (i) the resolutions consistent with Paragraph 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to the Buyer, (ii) the Articles of Incorporation, and (iii) the Bylaws, each as in effect at the Second Closing.

(e)

The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing.  The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Second Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

(f)

The Company shall have delivered to the Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Second Closing.

(g)

The Common Stock (i) shall be designated for quotation or listed on the Principal Market, and (ii) shall not have been suspended, as of the Fourth Closing, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Fourth Closing, either (A) in writing by the SEC or the Principal Market, or (B) by falling below the minimum maintenance requirements of the Principal Market.

(h)

The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

(i)

The Certificate of Designation in the form attached hereto as Exhibit A shall have been filed with the Secretary of State of the State of Nevada and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.

(j)

The aggregate Purchase Price paid to the Company for the Securities by the Buyer at the Closing shall not be less than $15,000,000 even though the Series C Preferred Stock will have an aggregate stated Value of $15,000,000.

(k)

The Company shall have delivered to the Buyer such other documents relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

(l)

The Company shall have placed the Escrow Shares into escrow with Norman T. Reynolds Law Firm, acting  as Escrow Agent, pursuant to the terms of the Escrow Shares Escrow Agreement.

8.

Termination.  In the event that the First Closing, the Second Closing, the Third Closing, and the Fourth Closing shall not have occurred with respect to the Buyer due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in this Agreement (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on the date of the First Closing, the Second Closing, the Third Closing, and the Fourth Closing, as the case may be, without liability of any party to any other party.

9.

Miscellaneous.

(a)

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Houston, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or PDF copy shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)

Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer of at least a majority of the Series C Preferred Stock issued and issuable hereunder, and any amendment to this

Agreement made in conformity with the provisions of this Paragraph 9(e) shall be binding on the Buyer and holders of Securities, as applicable.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Series C Preferred Stock then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, or holders of Series C Preferred Stock, as the case may be.  The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no the Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company and any Subsidiary, addressed to Mr. Sydney A. Harland at 1213 Culberth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to the Buyer, addressed to Mr. Henry K. Fata at Unit 2401A, Park-In Commercial Centre, 56 Dundas Street, Mongkok, Hong Kong, Hong Kong SAR, USA telephone (310) 358-3303, USA telecopier (801) 684-4751, and email fataiki@sputech.com.  Any party hereto may change its address upon ten (10) days’ written notice to any other party hereto.

(g)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Series C Preferred Stock.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction, unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designation.  The Buyer may assign some or all of its rights hereunder in connection with transfer of any of its Series C Preferred Stock, subject to compliance with the securities laws, without the consent of the Company, in which event such assignee shall be deemed to be a buyer hereunder with respect to such assigned rights.

(h)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)

Survival.  The representations and warranties of the Company and the Buyer contained in Paragraphs 2 and 3 shall survive the Closing and the agreements and covenants set forth in Paragraphs 4, 5 and 9 shall survive the Closing.

(j)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)

Indemnification.  In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each affiliate of the Buyer that holds Series C Preferred Stock and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought, and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in the

Transaction Documents, or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party, including for these purposes a derivative action brought on behalf of the Company, and arising out of or resulting from (A) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure made by the Buyer pursuant to Paragraph 4(i), or (D) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided, that the Buyer shall not be entitled to indemnification to the extent any of the foregoing is caused by its gross negligence or willful misconduct.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Paragraph 9(k) shall be the same as those set forth in Paragraph 6 of the Registration Rights Agreement.

(l)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)

Remedies.  The Buyer and each affiliate of the Buyer that holds Series C Preferred Stock shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer.  The Company therefore agrees that the Buyer shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in, and without limiting any similar provisions of, the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)

Payment Set Aside.  To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law, including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)

Independent Nature of the Buyer’s Obligations and Rights.  The obligations of the Buyer under any Transaction Document are several and not joint with the obligations of any other Person, and the Buyer shall not be responsible in any way for the performance of the obligations of any other the Person under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by the Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyer as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyer is not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  The Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other the Buyer to be joined as an additional party in any proceeding for such purpose.

(q)

Controlling Agreement.  In the event of any conflict between the terms of this Agreement or any of the Transaction Documents or any of the Exhibits or Schedules referred to herein, the terms of this Agreement shall control.

IN WITNESS WHEREOF, the Company and the Buyer have executed this Securities Purchase Agreement as of the date first written above.

GLOBAL EARTH ENERGY, INC.

By:

Sydney A. Harland, Chief Executive Officer

SOLAR POWER UTILITY HOLDINGS LIMITED

By:

    Henry K. Fata, Chief Executive Officer

Attachments:

Exhibit A

Form of Certificate of Designation

Exhibit B

Security Agreement

Exhibit C

Form of Registration Rights Agreement

Exhibit D

Form of Escrow Shares Escrow Agreement

Exhibit A

Form of Certificate of Designation

AMENDED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE

SERIES C PREFERRED STOCK OF

GLOBAL EARTH ENERGY, INC.

GLOBAL EARTH ENERGY, INC., a corporation organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the “Board”) by the Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), the following resolution was adopted as of December ___, 2012 by the Board pursuant to the Section 78.1955 of the Nevada Revised Statutes (“NRS”):

RESOLVED, that on October 6, 2005, pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, the Board created a Series C Preferred Stock; and

WHEREAS, on date hereof, the Board desires to amend the Certificate of Designation for the Series C Preferred Stock of the Company;

NOW,THEREFORE, pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, the Board does hereby amend the Certificate of Designation for the Series C Preferred Stock of the Company, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations, and restrictions:

1.

Designation and Number of Shares.  There shall hereby be created and established a series of Preferred Stock designated as “Series C Secured Convertible Preferred Stock” having a par value of $1.00 per share (the “Series C Preferred Stock”).  The authorized number of shares of Series C Preferred Stock shall be 15,000,000 shares; provided, that whatever number of shares of Series C Preferred Stock is not issued and sold in the offering of Series C Preferred Stock being undertaken contemporaneously with the creation of the Series C Preferred Stock pursuant to the Securities Purchase Agreement between the Company and Solar Power Utility Holdings Limited, a British Virgin Islands corporation (the “Buyer”) to which reference is hereby made and incorporated herein by reference for all purposes (the “Securities Purchase Agreement”), shall be cancelled, retired and eliminated by the Company from the shares of Series C Preferred Stock which the Company shall be authorized to issue.  Any such shares of Series C Preferred Stock so cancelled, retired and eliminated shall have the status of authorized and unissued shares of preferred stock, issuable in undesignated series and may be redesignated and reissued in any series other than as Series C Preferred Stock provided that no such redesignated or reissued shares can be Senior Preferred unless authorized pursuant to Paragraph 13 hereof.

2.

Security Agreement.  In order to secure the obligations of the Company with respect to the Series C Preferred Stock, the Company will execute and deliver to the Buyer a Security Agreement, substantially in the form attached to the Securities Purchase Agreement as Exhibit B, to which reference is hereby made and incorporated herein by reference for all purposes (the “Security Agreement”).  Further, subject to the Permitted Liens (as defined in the Securities Purchase Agreement) the parties intend that the Series C Preferred Stock will be secured by a first priority, perfected security interest in all of the assets of the Company, as evidenced by the Security Agreement, and any ancillary documents related thereto.

3.

Dividends.  The holders of the shares of Series C Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, annual dividends (the “Dividends”) payable on the Stated Value (as defined below) of each share of Series C Preferred Stock at the Dividend Rate (as defined below).  Dividends on the shares of Series C Preferred Stock shall commence accruing and be cumulative on January 1, 2014, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months and shall be payable in arrears for each Calendar Year on the first day of the succeeding Calendar Year during the period beginning on the Interest Commencement Date and ending on, and including the Maturity Date (each, a “Dividend Date”) with the first Dividend Date being December 31, 2014.  Prior to the payment of Dividends on a Dividend Date, Dividends on the shares of Series C Preferred Stock shall accrue at the Dividend Rate.  If a Dividend Date is not a Business Day (as defined below), then the Dividend shall be due and payable on the Business Day immediately following such Dividend Date.  Dividends shall be payable in cash.  Notwithstanding the foregoing, if on a Dividend Date, the Company is not permitted under the NRS (or under any agreement that would prohibit the payment of such Dividends provided such agreement was in existence as of the date hereof or entered into subsequent to the date hereof with the consent of the Required Holders) to pay such Dividends, the Company shall be permitted to delay payment of such Dividends until the earliest date on which the Company would be legally permitted to make such payment.

1

4.

Conversion.  Shares of Series C Preferred Stock shall be convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Paragraph 4.

(a)

Certain Defined Terms.  For purposes of this Certificate of Designation, the following terms shall have the following meanings:

(i)

“Approved Share Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, consultant or director for services provided to the Company.

(ii)

“Bloomberg” means Bloomberg Financial Markets.

(iii)

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(iv)

“Calendar Year” means each of the following periods: the period beginning on and including January 1, and ending on and including December 31.

(v)

“Change of Control” means any Fundamental Transaction other than (A) any reorganization, recapitalization or reclassification in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (C) a Fundamental Transaction that has been previously authorized by a written consent of the Required Holders prior to the consummation of such Fundamental Transaction.

(vi)

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 5:00:00 p.m., New York City, New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by the OTC Markets.  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders.  If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Paragraph 4(d)(iii).  All such determinations shall be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

2

(vii)

“Conversion Amount” means the Stated Value.

(viii)

“Conversion Price” means, with respect to the shares of Series C Preferred Stock, as of any Conversion Date or other date of determination, $1.00, subject to adjustment as provided herein.

(ix)

“Convertible Securities” means any shares or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(x)

“Dividend Rate” means seven percent (7%) per annum.

(xi)

“Eligible Market” means the Principal Market, NYSE, NYSE MKT, NYSE Arca, The NASDAQ Global Select Market, The NASDAQ Global Market, and The NASDAQ Capital Market.

(xii)

“Escrow Agent” means the Norman T. Reynolds Law Firm.

(xiii)

“Excluded Securities” means shares of the Common Stock issued or deemed to be issued by the Company or Options: (A) in connection with an Approved Share Plan, including, but not limited to shares of the Common Stock issued pursuant to a registration statement filed with the SEC on Form S-8, or otherwise, or (B) upon issuance of the shares of Series C Preferred Stock or upon conversion of the shares of Series C Preferred Stock; (C) issued upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the Subscription Date, provided that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and the exercise, conversion or similar price and the number of shares underlying such Option or Convertible Security are not amended or changed after the date immediately proceeding the Subscription Date and the other material terms of such Options or Convertible Securities are not otherwise amended or changed after the date immediately preceding the Subscription Date; and (D) issued in connection with any share split, share dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Paragraph 4(f)(ii).

(xiv)

“Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into, whether or not the Company is the surviving corporation, another Person, or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding Common Stock (not including any Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (4) consummate a share purchase agreement or other business combination, including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement, with another Person whereby such other Person acquires more than the 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (B) any “person” or “group” as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or shall become the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(xv)

“Interest Commencement Date” means January 1, 2014.

(xvi)

“Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.

(xvii)

“Maturity Date” means, with respect to a Preferred Share, 120 months after the Interest Commencement Date, unless extended pursuant to Paragraph 4(d)(vii).

3

(xviii)

“NYSE” means The New York Stock Exchange, Inc.

(xix)

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(xx)

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common shares or equivalent equity security are quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(xxi)

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xxii)

“Principal Market” means the OTCQB operated by the OTC Markets Group, Inc.

(xxiii)

“Registration Rights Agreement” means that certain registration rights agreement by and among the Company and the initial Holders of the Series C Preferred Stock relating to the filing of a registration statement covering the resale of the Common Stock issuable upon conversion of the Series C Preferred Stock, as such agreement may be amended from time to time as provided in such agreement, substantially in the form attached to the Securities Purchase Agreement as Exhibit C, to which reference is hereby made and incorporated herein by reference for all purposes.

(xxiv)

“Required Holders” mean the Holders of shares of Series C Preferred Stock representing at least a majority of the aggregate shares of Series C Preferred Stock then outstanding.

(xxv)

“SEC” means the Securities and Exchange Commission.

(xxvi)

“Securities Purchase Agreement” means that certain securities purchase agreement by and among the Company and Solar Power Utility Holdings Limited, a British Virgin Islands corporation, dated as of the Subscription Date, as such agreement further may be amended from time to time as provided in such agreement.

(xxvii)

“Stated Value” means $15,000,000.00 (subject to adjustment in the case of any stock splits, stock combination or similar recapitalization affecting the Series C Preferred Stock).

(xxviii)

“Subscription Date” means December ___, 2012.

(xxix)

“Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common shares or equivalent equity security are quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(xxx)

“Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the shares of the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the shares of the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market, or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 5:00:00 p.m., New York City, New York Time.

4

(xxxi)

“Transaction Documents” means the Securities Purchase Agreement, this Certificate of Designation, the Security Agreement, the Registration Rights Agreement, and the Escrow Shares Escrow Agreement delivered in accordance with the Securities Purchase Agreement.

(xxxii)

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City, New York Time, and ending at 4:00:00 p.m., New York City, New York Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City, New York Time, and ending at 4:00:00 p.m., New York City, New York Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported on the OTCQB operated by the OTC Markets Group, Inc.  If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the term “Weighted Average Price” shall be being substituted for the term “Closing Bid Price.”  All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

(b)

Holder’s Conversion Right.  Subject to the provisions of Paragraph 7 and Paragraph 15, at any time or times on or after the Interest Commencement Date, any Holder shall be entitled to convert any whole number of shares of Series C Preferred Stock into fully paid and nonassessable Common Stock in accordance with Paragraph 4(d) at the Conversion Rate (as defined below).

(c)

Conversion Rate.  The number of shares of the Common Stock issuable upon conversion of each shares of Series C Preferred Stock pursuant to Paragraph 4(b) shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price

No fractional shares of the Common Stock are to be issued upon the conversion of any shares of Series C Preferred Stock, but rather the number of shares of the Common Stock to be issued shall be rounded to the nearest whole number.

(d)

Mechanics of Conversion.  The conversion of shares of Series C Preferred Stock shall be conducted in the following manner:

(i)

Holder’s Delivery Requirements.  To convert shares of Series C Preferred Stock into Common Stock on any date (the “Conversion Date”), the Holder shall transmit by facsimile or email (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York City, New York Time, at least one Business Day prior to such Conversion Date, a copy of a properly completed notice of conversion executed by the registered Holder of the shares of Series C Preferred Stock subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and the Escrow Agent.

(ii)

Escrow Agent’s Response.  On or before the first (1st) Business Day following the date of receipt by the Escrow Agent of such Conversion Notice (the “Share Delivery Date”), and provided the Company shall not have objected as provided for in subparagraph (iii) below, the Escrow Agent shall issue and deliver to the address as specified in the Conversion Notice, certificates for the number of Escrow Shares to which the Holder shall be entitled.

(iii)

Dispute Resolution.  The Company shall have one (1) Business Day from transmission of the Conversion Notice by the Holder to object to the calculation of the Conversion Rate.  If the Company fails to object to the calculation of the number of Escrow Shares to be released or otherwise with respect to the Conversion Notice, within said time, then the Company shall be

5

deemed to have waived any objections to said calculation and the Conversion Notice.  In the case of a dispute, the Company shall instruct the Escrow Agent to transfer to the Holder the number of shares of the Common Stock that is not disputed, if any, and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder and Escrow Agent via facsimile or email within one (1) Business Day of receipt of such Holder’s Conversion Notice or other date of determination.  If such Holder and the Company are unable to agree on the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall promptly submit via facsimile or email (A) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant.  The Company shall cause, at the Company’s expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holders of the results no later than one (1) Business Day from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

(iv)

Record Holder.  The Person or Persons entitled to receive the Common Stock issuable upon a conversion of shares of Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date.

(v)

Mandatory Redemption at Maturity.  If any shares of Series C Preferred Stock remain outstanding on the Maturity Date, the Company shall redeem such shares of Series C Preferred Stock in cash in an amount equal to the outstanding Conversion Amount for such shares of Series C Preferred Stock plus any accrued but unpaid Dividends on such shares outstanding (the “Maturity Date Redemption Price”).  The Company shall pay the Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such Holder.  If the Company fails to redeem all of the shares of Series C Preferred Stock outstanding on the Maturity Date by payment of the Maturity Date Redemption Price for each such share, then in addition to any remedy such Holder may have under any Transaction Document, (A) the applicable Maturity Date Redemption Price payable in respect of such unredeemed shares of Series C Preferred Stock shall bear interest at the rate of 3.0% per month, prorated for partial months, until paid in full, and (B) any Holder shall have the option to require the Company to convert any or all of such Holder’s shares of Series C Preferred Stock and for which the Maturity Date Redemption Price, together with any interest thereon, has not been paid into, on a per preferred share basis, shares of the Common Stock equal to the number which results from dividing the Maturity Date Redemption Price, together with any interest thereon, by the Conversion Price.  If the Company has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then the Maturity Date shall be automatically extended for any shares of Series C Preferred Stock until the date the Holders receive such shares of Common Stock or Maturity Date Redemption Price.  All redemptions shall be made on a pro-rata basis to all holders of outstanding shares of Series C Preferred Stock.

(vi)

Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Series C Preferred Stock in accordance with the terms hereof, any Holder thereof shall not be required to physically surrender the certificate representing the shares of Series C Preferred Stock to the Company unless (A) the full or remaining number of shares of Series C Preferred Stock represented by the certificate are being converted, or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of shares of Series C Preferred Stock upon physical surrender of any shares of Series C Preferred Stock.  The Holders and the Company shall maintain records showing the number of shares of Series C Preferred Stock so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holders and the Company, so as not to require physical surrender of the certificate representing the shares of Series C Preferred Stock upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company establishing the number of shares of Series C Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if shares of Series C Preferred Stock represented by a certificate are converted as aforesaid, a Holder may not transfer the certificate representing the shares of Series C Preferred Stock unless such Holder first physically surrenders the certificate representing the shares of Series C Preferred Stock to the Company, whereupon the Company will forthwith issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of shares of Series C Preferred Stock represented by such certificate.  A Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any shares of Series C Preferred Stock, the number of shares of Series C Preferred Stock represented by such certificate may be less than the number of shares of Series C Preferred Stock stated on the face thereof.  Each certificate for shares of Series C Preferred Stock shall bear the following legend:

6

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.  THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO PARAGRAPH 4(d)(vi) OF THE CERTIFICATE OF DESIGNATION RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(e)

Taxes.  The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of shares of the Common Stock upon the conversion of shares of Series C Preferred Stock.

(f)

Adjustments to Conversion Price.  The Conversion Price will be subject to adjustment from time to time as provided in this Paragraph 4(f), as follows:

(i)

Adjustment of Conversion Price upon Issuance of Common Stock.  If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Paragraph 4(f) is deemed to have issued or sold, any Common Stock (including the issuance or sale of Common Stock owned or held by or for the account of the Company but excluding Excluded Securities) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such time (a “Dilutive Issuance”), then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.  For purposes of determining the adjusted Conversion Price under this Paragraph 4(f), the following shall be applicable:

(A)

Issuance of Options.  If the Company in any manner grants or sells any Options (other than Options which are Excluded Securities) and the lowest price per share for which one share of the Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such shares of the Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share.  For purposes of this Paragraph 4(f)(i)(A), the “lowest price per share for which one share of the Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of the Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

(B)

Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities, other than Convertible Securities which are Excluded Securities, and the lowest price per share for which one share of the Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such shares of the Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share.  For the purposes of this Paragraph 4(f)(i)(B), the “lowest price per share for which one share of the Common Stock is issuable upon such conversion, exchange or exercise” shall be equal to the sum of the lowest amounts of consideration, if any, received or receivable by the Company with respect to any one share of the Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security.  No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Paragraph 4(f)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

7

(C)

Change in Option Price or Rate of Conversion.  If the purchase or exercise price provided for in any Options (other than Options which are Excluded Securities), the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Paragraph 4(f)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the shares of Series C Preferred Stock are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.  No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(D)

Calculation of Consideration Received.  In case any Option (other than Options which are Excluded Securities) is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.001.  If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor.  If any Common Stock, Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Sale Prices of such securities during the ten (10) consecutive Trading Days ending on the date of receipt of such securities.  The fair value of any consideration other than cash or marketable securities will be determined jointly by the Company and the Required Holders.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company and the Required Holders.  The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(E)

Record Date.  If the Company makes a record date of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii)

Adjustment of Conversion Price upon Subdivision or Combination of Common Stock.  If the Company at any time after the Subscription Date subdivides (by any share split, share dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time combines (by combination, reverse share split or otherwise) its outstanding Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(iii)

Other Events.  If any event occurs of the type contemplated by the provisions of this Paragraph 4(f)(iii) but not expressly provided for by such provisions, including, without limitation, the granting of share appreciation rights, phantom share rights or other rights with equity features, then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Paragraph 4(f)(iii).

8

(iv)

Notices.

(A)

Immediately upon any adjustment of the Conversion Price pursuant to this Paragraph 4(f), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment.  In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Paragraph 4(d)(iii).

(B)

The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, (2) with respect to any pro rata subscription offer to holders of Common Stock, or (3) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(C)

The Company will also give written notice to each Holder no later than (1) ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, and (2) the date upon which such Fundamental Transaction or Liquidation Event is announced to the public; provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

5.

Redemption at Option of Holders.

(a)

Triggering Event.  A “Triggering Event” shall be deemed to have occurred at such time as any of the following events:

(i)

The failure of the applicable Registration Statement to be declared effective by the SEC on or prior to the date that is one hundred eighty (180) days after the applicable Scheduled Effective Deadline (as defined in the Registration Rights Agreement);

(ii)

While the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) days in any 365-day period;

(iii)

The suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iv)

The Company’s failure to pay to the Holder any amounts when and as due pursuant to this Certificate of Designation or any other Transaction Document, as defined in the Securities Purchase Agreement;

(v)

The entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or (B) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal or state law, or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days;

9

(vi)

The commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action;

(vii)

The Company breaches any material representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach or a covenant which is curable, only if the Holder gives five (5) Business Days prior notice of such breach and it remains uncured for a period of at least five (5) Business Days; or

(viii)

(A) The indictment or conviction of any of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) or any of the directors of the Company of a violation of federal or state securities laws, or (B) the settlement in an amount over $1,000,000 by any such officer or director of an action relating to such officer's violation of federal or state securities laws, breach of fiduciary duties or self-dealing.

(b)

Redemption Option Upon Triggering Event.  In addition to all other rights of the Holders contained herein, after a Triggering Event, each Holder shall have the right, at such Holder’s option, to require the Company to redeem all or a portion of such Holder’s shares of Series C Preferred Stock at a price per share equal to the greater of 110% of (x) the Conversion Amount and (y) the product of (A) the Conversion Rate in effect at such time as such Holder delivers a Notice of Redemption at Option of Holder (as defined below) and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Triggering Event, in the case of each of clauses (x) and (y) above, plus any accrued but unpaid Dividends per Preferred Share (the “Redemption Price”).

(c)

Mechanics of Redemption at Option of Buyer.  Within two (2) Business Days after the occurrence of a qualifying Triggering Event, the Company shall deliver written notice thereof via facsimile, email, or overnight courier (“Notice of Triggering Event”) to each Holder.  At any time after the earlier of a Holder’s receipt of a Notice of Triggering Event and such Holder becoming aware of a Triggering Event, any Holder of shares of Series C Preferred Stock then outstanding may require the Company to redeem up to all of such Holder’s shares of Series C Preferred Stock by delivering written notice thereof via facsimile, email, or overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of shares of Series C Preferred Stock that such Holder is electing to redeem and a description of the facts relating to the Triggering Event pursuant to which the Holder is electing to redeem the shares of Series C Preferred Stock.

(d)

Payment of Redemption Price.  Upon the Company’s receipt of a Notice(s) of Redemption at Option of Holder from any Holder, the Company shall promptly notify each Holder by facsimile or email of the Company’s receipt of such notice(s).  The Company shall deliver on the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder the applicable Redemption Price to all Holders that deliver a Notice of Redemption at Option of Holder prior to the fifth (5th) Business Day after the Company’s receipt of the first Notice of Redemption at Option of Holder; provided that, if required by Paragraph 4(d)(vi), a Holder’s Certificates for the Series C Preferred Stock shall have been delivered to the Transfer Agent.  To the extent redemptions required by this Paragraph 5 are deemed or determined by a court of competent jurisdiction to be prepayments of the shares of Series C Preferred Stock by the Company, such redemptions shall be deemed to be voluntary prepayments.  If the Company is unable to redeem all of the shares of Series C Preferred Stock submitted for redemption, the Company shall (i) redeem a pro rata amount from each Holder based on the number of shares of Series C Preferred Stock submitted for redemption by such Holder relative to the total number of shares of Series C Preferred Stock submitted for redemption by all Holders and (ii) in addition to any remedy such Holder may have under this Certificate of Designation and the Securities Purchase Agreement, pay to each Holder interest at the rate of 3.0% per month (prorated for partial months) in respect of each unredeemed shares of Series C Preferred Stock tendered for redemption until paid in full.  The Holders and Company agree that in the event of the Company’s inability to redeem any shares of Series C Preferred Stock tendered for redemption under this Paragraph 5, the Holders’ damages resulting therefrom would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders.  Accordingly, any redemption premium due under this Paragraph 5 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders’ actual loss of its investment opportunity and not as a penalty.

10

(e)

Void Redemption.  In the event that the Company does not pay the Redemption Price within the time period set forth in Paragraph 5(d), at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Company to promptly return to such Holder any or all of the shares of Series C Preferred Stock that were submitted for redemption by such Holder under this Paragraph 5 and for which the applicable Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile or email (the “Void Optional Redemption Notice”).  Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to those shares of Series C Preferred Stock subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return any shares of Series C Preferred Stock subject to the Void Optional Redemption Notice, and (iii) the Conversion Price of such returned shares of Series C Preferred Stock shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on the date on which the Notice of Redemption at Option of Holder is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

(f)

Disputes; Miscellaneous.  In the event of a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Paragraph 4(d)(iii) above with the term “Redemption Price” being substituted for the term “Conversion Rate.”  A Holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company’s obligations to make any payments which have accrued prior to the date of such notice.  In the event of a redemption pursuant to this Paragraph 5 of less than all of the shares of Series C Preferred Stock represented by a particular Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such shares of Series C Preferred Stock a Certificate representing the remaining shares of Series C Preferred Stock which have not been redeemed, if necessary.

6.

Other Rights of Holders.

(a)

Approval.  The Company shall not enter into or be party to a Fundamental Transaction unless the Required Holders, shall have consented thereto.

(b)

Purchase Rights.  If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of Common Stock acquirable upon complete conversion of the shares of Series C Preferred Stock (without taking into account any limitations or restrictions on the convertibility of the shares of Series C Preferred Stock) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c)

Limitations on Senior Management Securities.  The Company shall not permit any of its senior management to sell or transfer, directly or indirectly, any Common Stock, Option, Convertible Security or any other instrument convertible into or exercisable or exchangeable for Common Stock, or to convert or exercise any such convertible or exercisable instrument (except as may be issued pursuant to the terms of an Approved Share Plan) beneficially owned by such Person, unless (i) the Required Holders shall have executed a written consent to such sale, transfer or exercise, or (ii) the Weighted Average Price of the Common Stock shall have equaled or exceeded 110% of the initial Conversion Price (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Subscription Date) for each of the sixty (60) consecutive Trading Days’ (the “Limitation Measuring Period”) prior to the date of such sale, transfer or exercise (the “Senior Management Limitation”).  Notwithstanding anything stated herein to the contrary, the Securities may be pledged by Senior Management in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities (or resulting foreclosure on such Securities by such lender) shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Senior Management shall not be required to provide the Holder with any notice thereof or otherwise make any delivery to the Holder pursuant to this Certificate of Designation or any other Transaction Document.

11

7.

Limitation on Beneficial Ownership.  The Company shall not effect and shall have no obligation to effect any conversion of shares of Series C Preferred Stock, and no Holder shall have the right to convert any shares of Series C Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s affiliates) would have acquired, through conversion of shares of Series C Preferred Stock or otherwise, beneficial ownership of a number of Common Stock that exceeds 4.99% (“Maximum Percentage”) of the number of Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of Common Stock beneficially owned by a Person and its affiliates shall include the number of Common Stock issuable upon conversion of the shares of Series C Preferred Stock that are subject to a pending conversion notice for which the determination of whether the Maximum Percentage had been exceeded is being determined, but shall exclude the number of Common Stock which would be issuable upon (a) conversion of any remaining, nonconverted shares of Series C Preferred Stock beneficially owned by such Person or any of its affiliates not subject to a pending conversion notice, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) beneficially owned by such Person or any of its affiliates that are similarly subject to a limitation on conversion or exercise analogous to the limitation contained in this Paragraph 7.  Except as set forth in the preceding sentence, for purposes of this Paragraph 7, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  For purposes of this Paragraph 7, in determining the number of outstanding Common Stock, a Holder may rely on the number of outstanding Common Stock as reflected in (i) the Company’s most recent Form 8-K, Form 10-Q, or Form 10-K, as the case may be, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its Transfer Agent setting forth the number of Common Stock outstanding.  Upon the written request of any Holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of Common Stock then outstanding.  In any case, the number of outstanding Common Stock shall be determined after giving effect to all conversions of shares of Series C Preferred Stock by such Holder and its affiliates that had occurred since the date as of which such number of outstanding Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (A) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (B) any such increase or decrease will apply only to the Holder and not to any other Holder.

8.

Authorized Shares.

(a)

Reservation.  The Company shall have sufficient authorized and unissued Common Stock for each of the share of Series C Preferred Stock equal to the sum of the maximum number of Common Stock necessary to effect the conversion at the Conversion Rate with respect to the Conversion Amount of each share of Series C Preferred Stock as of the Interest Commencement Date.  So long as any of the shares of Series C Preferred Stock are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, the number of Common Stock as shall from time to time be necessary to effect the conversion of all of the shares of Series C Preferred Stock then outstanding; provided, that at no time shall the number of shares of the Common Stock so available be less than the number of shares required to be reserved by the previous sentence, without regard to any limitations on conversions (the “Required Amount”).  The initial number of shares of the Common Stock reserved for conversions of the shares of Series C Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of shares of Series C Preferred Stock held by each Holder at the time of issuance of the shares of Series

12

C Preferred Stock or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”).  In the event a Holder shall sell or otherwise transfer any of such Holder’s shares of Series C Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved Common Stock reserved for such transferor.  Any Common Stock reserved and allocated to any Person which ceases to hold any shares of Series C Preferred Stock shall be allocated to the remaining Holders of shares of Series C Preferred Stock, pro rata based on the number of shares of Series C Preferred Stock then held by such Holders.

(b)

Insufficient Authorized Shares.  If at any time while any of the shares of Series C Preferred Stock remain outstanding the Company does not have a sufficient number of authorized and unissued Common Stock to satisfy its obligation to have available for issuance upon conversion of the shares of Series C Preferred Stock at least a number of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall as promptly as practicable take all action necessary to increase the Company’s authorized Common Stock to an amount sufficient to allow the Company to have available the Required Amount for the shares of Series C Preferred Stock then outstanding.

(c)

Escrow Shares.  The Company shall place 19,500,000 shares of the Common Stock into escrow (the “Escrow Shares”) with the Escrow Agent.  At any time the Conversion Rate of the Series C Preferred Stock is such that the number of Escrow Shares is less than the number of Common Stock that would be needed to satisfy full conversion of the Series C Preferred Stock then outstanding, given the then current Conversion Rate (the “Full Conversion Shares”), upon five (5) Business Days written notice of such circumstance to the Company by the Holder and the Escrow Agent, the Company shall issue additional share certificates in the name of the Holders in denominations specified by the Buyer, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Series C Preferred Stock is equal to the Full Conversion Shares.

9.

Voting Rights.  Holders of shares of Series C Preferred Stock shall have no voting rights, except as required by law, including but not limited to the NRS, and as expressly provided in this Certificate of Designation.

10.

Change of Control Redemption Right.  No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile, email, or overnight courier to the Holders (a “Change of Control Notice”); provided, that with respect to a Fundamental Transaction whereby the Company shall consolidate or merge with or into another Person whereby the Company is the surviving entity and in which holders of the Company’s voting power immediately prior to such consolidation or merger continue after such consolidation or merger to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors, or their equivalent if other than a corporation, of such entity or entities, then, notwithstanding the foregoing, the Change of Control Notice shall not be required to be delivered prior to the public announcement of such Change of Control.  At any time during the period (the “Change of Control Period”) beginning after a Holder’s receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Holder may require the Company to redeem all or any portion of such Holder’s shares of Series C Preferred Stock by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem.  Any shares of Series C Preferred Stock subject to redemption pursuant to this Paragraph 10 shall be redeemed by the Company in cash at a price equal to 110% of the greater of (a) the product of (x) the sum of the Conversion Amount being redeemed together with any accrued but unpaid Dividends per shares of the Series C Preferred Stock and (y) the quotient determined by dividing (A) the greater of (1) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control, (2) the Closing Sale Price of the Common Stock immediately prior to the announcement of such proposed Change of Control, and (3) the Closing Sale Price immediately prior to the consummation of such proposed Change of Control by (B) the Conversion Price and (b) the sum of the Conversion Amount being redeemed together with any accrued but unpaid Dividends per Preferred Share (the “Change of Control Redemption Price”).  The Company shall make payment of the Change of Control Redemption Price concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within five (5) Trading Days after the Company’s

13

receipt of such notice otherwise (the “Change of Control Redemption Date”).  To the extent redemptions required by this Paragraph 10 are deemed or determined by a court of competent jurisdiction to be prepayments of the shares of Series C Preferred Stock by the Company, such redemptions shall be deemed to be voluntary prepayments.  Notwithstanding anything to the contrary in this Paragraph 10, until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Paragraph 10 may be converted, in whole or in part, by the Holder into Common Stock, or in the event the Conversion Date is after the consummation of the Change of Control, shares or equity interests of the Successor Entity substantially equivalent to the Company’s Common Stock.  The parties hereto agree that in the event of a Change of Control and the Company’s redemption of any portion of the Series C Preferred Stock under this Paragraph 10 as a result thereof, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.  Accordingly, any redemption premium due under this Paragraph 10 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.  In the event that the Company does not pay the Change of Control Redemption Price on the Change of Control Redemption Date, then the Holder shall have the right to void the redemption using the same procedures set forth in Paragraph 4(e) but substituting the term “Change of Control Redemption Price” for “Redemption Price” and substituting the term “Change of Control Redemption Notice” for “Notice of Redemption at Option of Holder.”

11.

Liquidation, Dissolution, Winding-Up.  In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the capital shares of the Company of any class junior in rank to the shares of Series C Preferred Stock in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per shares of Series C Preferred Stock equal to 110% of the Conversion Amount plus the amount of any accrued but unpaid Dividends per shares of Series C Preferred Stock; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred shares of the Company that are of equal rank with the shares of Series C Preferred Stock as to payments of Liquidation Funds (the “Pari Passu Shares”), then each Holder and holder of Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and holders of Pari Passu Shares, as the case may be, as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of shares of Series C Preferred Stock and Pari Passu Shares.  To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Paragraph 11.  All the preferential amounts to be paid to the Holders under this Paragraph 11 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred shares of the Company junior in rank to the shares of Series C Preferred Stock in connection with a Liquidation Event as to which this Paragraph 11 applies.  The purchase or redemption by the Company of shares of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

12.

Preferred Rank.  All Common Stock and other shares of preferred stock of the Company shall be of junior rank to all shares of Series C Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.  The rights of the Common Stock and other shares of preferred stock of the Company shall be subject to the preferences and relative rights of the shares of Series C Preferred Stock.  Without the prior express written consent of the Required Holders, the Company shall not hereafter authorize or issue additional or other capital shares that are of senior or pari passu rank to the shares of Series C Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively “Senior Preferred”)  The Company shall be permitted to issue preferred shares that are junior in rank to the shares of Series C Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company, provided, that the maturity date (or any other date requiring redemption, repayment or any other payment, including without limitation, dividends, in respect of any such preferred shares) of any such junior preferred shares is not on or before 91 days after the Maturity Date.  In the event of the merger or consolidation of the Company with or into another corporation, the shares of Series C Preferred Stock shall maintain their relative powers, designations and preferences provided for herein (except that the shares of Series C Preferred Stock may be pari passu with, but not junior to, any capital shares of the successor entity) and no merger shall result inconsistent therewith.

14

13.

Vote to Change the Terms of or Issue Series C Preferred Stock.  In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, the Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of preferred shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of the Series C Preferred Stock; (c) create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Series C Preferred Stock with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company; (d) purchase, repurchase or redeem any Common Stock (other than pursuant to equity incentive agreements with employees giving the Company the right to repurchase shares upon the termination of services); (e) pay dividends or make any other distribution on the Common Stock; or (f) whether or not prohibited by the terms of the Series C Preferred Stock, circumvent a right of the Series C Preferred Stock.

14.

Lost or Stolen Certificates.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Certificates representing the shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Certificate(s), the Company shall execute and deliver new Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Certificates if the Holder contemporaneously requests the Company to convert such shares of Series C Preferred Stock into Common Stock.

15.

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief).  No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy.  Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation.  The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

16.

Failure or Indulgence Not Waiver.  No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

17.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Mr. Sydney A. Harland at 1213 Culberth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to the Holders, addressed to Mr. Henry K. Fata at Unit 2401A, Park-In Commercial Centre, 56 Dundas Street, Mongkok, Hong Kong, Hong Kong SAR, USA telephone (310) 358-3303, USA telecopier (801) 684-4751, and email fataiki@sputech.com.  Any party hereto may change its address upon ten (10) days’ written notice to any other party hereto.

18.

Transfer of Series C Preferred Stock.  A Holder may assign some or all of the shares of Series C Preferred Stock and the accompanying rights hereunder held by such Holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.

15

19.

Series C Preferred Stock Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Series C Preferred Stock, in which the Company shall record the name, address and facsimile or email number of the persons in whose name the shares of Series C Preferred Stock have been issued, as well as the name and address of each transferee.  The Company may treat the person in whose name any Series C Preferred Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

20.

Dispute Resolution.  In the case of a dispute regarding any of the provisions hereof, the Company shall submit such dispute via facsimile or email within two Business Days of receipt of the notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such dispute within three Business Days of such dispute being submitted to the Holder, then the Company shall, within two Business Days thereafter submit via facsimile or email such dispute to an independent, reputable investment bank selected by the Company and approved by the Holder or to the Company’s independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the dispute.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

21.

Disclosure.  Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designation, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise.  In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holders contemporaneously with delivery of such notice, and in the absence of any such indication, the Holders shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Company, has executed this Certificate of Designation this ____ day of December, 2012.

GLOBAL EARTH ENERGY, INC.

By:

    Sydney A. Harland, Chief Executive Officer

16

EXHIBIT I

GLOBAL EARTH ENERGY, INC. CONVERSION NOTICE

Reference is made to the Certificate of Designation, Preferences and Rights of the Series C Secured Convertible Preferred Stock of Global Earth Energy, Inc. (the “Certificate of Designation”).  In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series C Secured Convertible Preferred Stock, par value $1.00 per share (the “Series C Preferred Stock”), of Global Earth Energy, Inc., a Nevada corporation (the “Company”), indicated below into Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (If applicable):

Applicable Conversion Price:

Number of Common Stock to be issued:

Authorization:

By____________________________

Name____________________________

Title___________________________

Dated

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

17

======================================================================================================

Exhibit B

Security Agreement

GLOBAL EARTH ENERGY, INC.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of December ___, 2012 (this “Agreement”) made by GLOBAL EARTH ENERGY, INC., a Nevada corporation (the “Company” or the “Grantor”) in favor of SOLAR POWER UTILITY HOLDINGS LIMITED, a British Virgin Islands corporation, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the “Buyers” (as defined below) parties to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

WHEREAS, the Company and each party listed as a “Buyer” on the Schedule of Buyers (collectively, the “Buyers”) attached to the Securities Purchase Agreement have entered into the Securities Purchase Agreement, pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase the “Series C Preferred Stock” (as defined therein) issued pursuant thereto (as such Series C Preferred Stock may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Series C Preferred Stock”); and

WHEREAS, all capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Securities Purchase Agreement, unless the context provides otherwise; and

WHEREAS, it is a condition precedent to the Buyers purchasing the Series C Preferred Stock pursuant to the Securities Purchase Agreement that the Grantor shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in certain personal property of the Grantor to secure all of the Company’s obligations under the Securities Purchase Agreement, the Series C Preferred Stock, Certificate of Designation, the Escrow Escrow Shares Agreement, the Registration Rights Agreement, and this Agreement (as defined in the Securities Purchase Agreement) (the “Transaction Documents”);

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, the Grantor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:

1.

Definitions. Reference is hereby made to the Securities Purchase Agreement and the Series C Preferred Stock for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Series C Preferred Stock or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of Texas (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of Texas on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

The following terms shall have the respective meanings provided for in the Code: “Accounts,” “Cash Proceeds,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Commodity Contracts,” “Deposit Account,” “Documents,” “Equipment,” “Fixtures,” “General Intangibles,” “Goods,” “Instruments,” “Inventory,” “Investment Property,” “Letter-of-Credit Rights,” “Noncash Proceeds,” “Payment Intangibles,” “Proceeds,” “Series C Preferred Stock,” “Security,” “Record,” “Security Account,” “Software,” and “Supporting Obligations.”

As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

(a)

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

(b)

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

(c)

“Event of Default” shall have the meaning set forth in the Transaction Documents.

(d)

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(e)

“Intellectual Property” means the Copyrights, Trademarks and Patents.

(f)

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

(g)

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

(h)

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

(i)

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

(j)

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

(k)

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used.

2.

Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Paragraph 3 hereof), the Grantor, subject to the Permitted Liens, hereby pledges and assigns to the Collateral Agent for the benefit of the Buyers, and grants to the Collateral Agent for the benefit of the Buyers a continuing security interest in, all personal property of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a)

All Accounts;

(b)

All Chattel Paper (whether tangible or electronic);

(c)

The Commercial Tort Claims specified on Schedule VI hereto;

(d)

All Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Buyer or any affiliate, representative, agent or correspondent of the Collateral Agent or Buyer;

(e)

All Documents;

(f)

All Equipment;

(g)

All Fixtures;

(h)

All General Intangibles (including, without limitation, all Payment Intangibles);

(i)

All Goods

(j)

All Instruments (including, without limitation, Series C Preferred Stock and each certificated Security);

(k)

All Inventory;

(l)

All Investment Property;

(m)

All Copyrights, Patents and Trademarks, and all Licenses;

(n)

All Letter-of-Credit Rights;

(o)

All Supporting Obligations;

(p)

All other tangible and intangible personal property of the Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Grantor described in the preceding clauses of this Paragraph 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of the Grantor or any other Person from time to time acting for the Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Paragraph 2 or are otherwise necessary or helpful in the collection or realization thereof; and

- 3 -

(q)

All Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

In each case howsoever the Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

3.

Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)

The payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Series C Preferred Stock and the other Transaction Documents, including, without limitation, (A) all principal of and interest on the Series C Preferred Stock (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (including any Registration Delay Payments (as defined in the Registration Rights Agreement)); and

(b)

For so long as the Series C Preferred Stock is outstanding, the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Buyers of the Series C Preferred Stock.

4.

Representations and Warranties.  Each Grantor represents and warrants as of the date of this Agreement as follows:

(a)

Schedule I hereto sets forth (i) the exact legal name of the Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of the Grantor in such state.

(b)

There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting the Grantor before any governmental authority or any arbitrator, or any order, judgment or award issued by any governmental authority or arbitrator, in each case, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c)

Except as disclosed in the Securities Purchase Agreement, all Federal, state and local tax returns and other reports required by applicable law to be filed by the Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d)

All Equipment, Fixtures, Goods and Inventory of the Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of the Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that the Grantor will give the Collateral Agent written notice of any change in the location of any such Collateral within 20 days of such change, other than to locations set forth on Schedule III hereto (or a new Schedule III delivered by Grantor to Collateral Agent from time to time) and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon or will take such actions pursuant to Paragraph 5(m).  Each Grantor’s chief place of business and chief executive office, the place where the Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts is evidenced by Series C Preferred Stock or other Instruments.  Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by the Grantor and (ii) each Deposit Account, Securities Account and Commodities Account of the Grantor, together with the name and address of each institution at which each such account is maintained, the account number for each such account and a description of the purpose of each such account.  Set forth in Schedule II hereto is a complete and correct list of each trade name used by the Grantor and the name of, and each trade name used by, each person from which the Grantor has acquired any substantial part of the Collateral.

(e)

Each Grantor has delivered to the Collateral Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof.  Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(f)

Each Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all registered copyrights, issued Patents, Trademarks, and Licenses annually owned or used by the Grantor as of the date hereof.  To the best knowledge of the Grantor, all such Intellectual Property of the Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement.  Each Grantor has no knowledge of any conflict with the rights of others to any such Intellectual Property and, to the best knowledge of the Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Grantor.  No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(g)

Each Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens on any Collateral.  Except for the Permitted Liens described in the Securities Purchase Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Collateral Agent and/or the Buyers relating to this Agreement or the other Transaction Documents and (ii) are described on Schedule 4(g) hereto.

(h)

The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(i)

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto (or a new Schedule V delivered by Grantor to Collateral Agent from time to time), all of which financing statements have been duly filed and are in full force and effect or will be duly filed and in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a control agreement with the depository institution with which such account is maintained, as provided in Paragraph 5(i), (C) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (D) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (E) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate governmental authority, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Uniform Commercial Code as in effect in the applicable jurisdiction, (G) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Commodity Contracts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (H) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (sub clauses (A), (B), (C), (D), (E), (F), G), and (H), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(j)

This Agreement, subject to the Permitted Liens creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral as security for the Obligations.  The Perfection Requirements result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the Perfection Requirements and the financing statements described in Schedule 4(g).  Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken or will be taken pursuant to Paragraph 5(n), and, in the case of Collateral in which the Grantor obtains rights after the date hereof, will be duly taken, except for the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(k)

As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims, except for such Commercial Tort Claims described in Schedule VI.

5.

Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a)

Further Assurances.  Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) delivering and pledging to the Collateral Agent pursuant to the Pledge each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by the Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that the Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Collateral Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Collateral Agent, (F) if at any time after the date hereof, the Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by the Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent in accordance with Paragraph 5(j) hereof; and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)

Location of Equipment and Inventory.  Each Grantor will keep the Equipment and Inventory (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III (or a new Schedule III delivered by Grantor to Collateral Agent from time to time) and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States, provided that within 20 days following the relocation of Equipment or Inventory to such other location or the acquisition of Equipment or Inventory, Grantor shall deliver to the Collateral Agent a new Schedule III indicating such new locations.

(c)

Condition of Equipment.  Each Grantor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of the Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.  Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 per occurrence to any Equipment.

(d)

Taxes, Etc.  Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)

Insurance.

(i)

Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.  To the extent requested by the Collateral Agent at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and the Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent.  To the extent requested by the Collateral Agent at any time and from time to time, each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer.  Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)

Reimbursement under any liability insurance maintained by the Grantor pursuant to this Paragraph 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by the Grantor pursuant to this Paragraph 5(e) shall be paid to the Collateral Agent (except as to which paragraph (iii) of this Paragraph 5(e) is not applicable), the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Paragraph 5(e) shall be paid by the Collateral Agent to the Grantor as reimbursement for the costs of such repairs or replacements.

(iii)

All insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and applied as specified in Paragraph 7(b) hereof.

(f)

Provisions Concerning the Accounts and the Licenses.

(i)

Any Grantor will (A) give the Collateral Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper.

(ii)

Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, the Grantor may (and, at the Collateral Agent’s direction, will) take such action as the Grantor or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done.  After receipt by the Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce the Grantor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by the Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Paragraph 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which the Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Paragraph 7(b) hereof.

(iii)

Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule II hereto by any party thereto other than the Grantor, the Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)

Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v)

Each Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.  No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule II hereto.

(g)

Transfers and Other Liens.

(i)

No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except such Grantor may (A) sell or dispose of Inventory (including, without limitation, As-extracted Collateral) in the ordinary course of business, and (B) sell or dispose of assets such Grantor has determined, in good faith, not to be useful in the conduct of its business, and (C) sell or dispose of accounts in the course of collection in the ordinary course of business consistent with past practice.

(ii)

No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)

Intellectual Property.

(i)

If applicable, the Grantor shall, upon the Collateral Agent’s written request, duly execute and deliver the applicable Assignment for Security in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and the Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such

Grantor shall deem appropriate under the circumstances to protect such Intellectual Property.  Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)

In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Collateral Agent prior written notice thereof.  Upon request of the Collateral Agent, the Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full.

(i)

Deposit, Commodities and Securities Accounts.  Upon the Collateral Agent’s written request, the Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Collateral Agent a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by the Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of the Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all Commodity Contracts, securities, Investment Property and other items of the Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, (iii) any right of set off (other than recoupment of standard fees), banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent, and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without the prior written consent of the Collateral Agent, the Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.  The provisions of this Paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Collateral Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Grantor’s salaried or hourly employees.

(j)

Motor Vehicles.  To the extent that there are no Permitted Liens thereon:

(i)

Upon the Collateral Agent’s written request, the Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all motor vehicles with a value in excess of $50,000, owned by it with the Collateral Agent listed as lienholder, for the benefit of the Buyers.

(ii)

Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash and after all Transaction Documents have been terminated.

(iii)

Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv)

So long as no Event of Default shall have occurred and be continuing, upon the request of the Grantor, the Collateral Agent shall execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from the Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that the Grantor will receive as sale proceeds or insurance proceeds.  Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k)

Control.  Each Grantor hereby agrees to take any or all action that may be necessary, desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Paragraphs 9-105 – 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l)

Inspection and Reporting.  Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate, during normal business hours, after reasonable notice in the absence of an Event of Default and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from the Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of the Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of the Grantor.  Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(m)

Fixture Filings.  Within 10 Business Days after the Closing Date, Grantor shall cause financing statements to be filed in the appropriate county clerk’s offices in order to perfect the security interest of the Collateral Agent in and to all Fixtures and As-extracted Collateral constituting Collateral on the Closing Date or within two Business Days after the Closing Date.

6.

Additional Provisions Concerning the Collateral.

(a)

Each Grantor hereby (i) authorizes the Collateral Agent to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)

Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Paragraph 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Paragraph 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c)

For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of the Grantor to dispose of its property, and Paragraph 5(g) and Paragraph 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the indefeasible payment in full in cash of all of the Obligations, the Collateral Agent (subject to Paragraph 10(e) hereof) shall release and reassign to the Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)

If the Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Paragraph 8 hereof and shall be secured by the Collateral.

(e)

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)

Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

7.

Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing, subject to the Permitted Liens:

(a)

The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Collateral Agent and the Buyers arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.  In addition to the foregoing, (1) upon written notice to the Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Paragraph 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)

Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Paragraph 8 hereof) by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement.  Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)

In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Buyers are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Series C Preferred Stock for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d)

Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)

The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that the Grantor lawfully may agree, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

8.

Indemnity and Expenses.

(a)

Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Buyers, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)

Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

9.

Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to the Grantor at its address specified below and if to the Collateral Agent to it, at its address specified on the signature pages below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Paragraph 9.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

10.

Miscellaneous.

(a)

No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor, the Buyers, and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Grantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)

No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent or any Buyer provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent or any Buyer under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, the Grantor.

(c)

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)

This Agreement, subject to the Permitted Liens, shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on the Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Buyers hereunder, to the benefit of the Collateral Agent and the Buyers and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantor, the Collateral Agent and the Buyers may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Buyers herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Buyer shall mean the assignee of the Collateral Agent or such Buyer.  None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

(e)

Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon the Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

(g)

ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE

COURTS OF THE STATE OF TEXAS IN THE COUNTY OF TEXAS OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(h)

THE GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(i)

The Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(j)

Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any property of the Grantor in any other jurisdiction.

(k)

The Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Paragraph any special, exemplary, punitive or consequential damages.

(l)

Paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(m)

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(n)

In the event of any conflict between the terms of this Agreement, the Securities Purchase Agreement, or any of the other Transaction Documents or exhibits referred to herein or therein, the terms of the Securities Purchase Agreement shall control.

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GLOBAL EARTH ENERGY, INC.

By

Sydney A. Harland, Chief Executive Officer

1213 Culberth Drive

Wilmington, North Carolina 28405

Telephone (910) 270-7749

Telecopier (910) 270-6640

E-mail harlandsydney@aol.com

ACCEPTED BY:

SOLAR POWER UTILITY HOLDINGS LIMITED,

as Collateral Agent

By

Henry K. Fata, Chief Executive Officer

Unit 2401A, Park-In Commercial Centre, 56 Dundas Street

Mongkok, Hong Kong, Hong Kong SAR

USA telephone (310) 358-3303

USA telecopier (801) 684-4751

Email fataiki@sputech.com

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OF ORGANIZATION

Grantor’s Name	State of Organization	Federal Employer I.D.	Organizational I.D.
Global Earth Energy, Inc.	Nevada	_________	_________

SCHEDULE II
INTELLECTUAL PROPERTY

None.

SCHEDULE III

LOCATIONS

Grantor	Chief Place of Business and Chief Executive Office	Books and Records	Equipment, Fixtures, Goods and Inventory
Global Earth Energy, Inc.	1213 Culberth Drive Wilmington, North Carolina 28405	1213 Culberth Drive Wilmington, North Carolina 28405	1213 Culberth Drive Wilmington, North Carolina 28405

SCHEDULE IV
DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Deposit Accounts

Grantor

Name and

Purpose of

Account #

Address of Institution

Account

SCHEDULE V

FINANCING STATEMENTS

Grantor	Jurisdictions For Filing Financing Statements
Global Earth Energy, Inc.	North Carolina

SCHEDULE VI

COMMERCIAL TORT CLAIMS

None.

- 18 -

EXHIBIT A

ASSIGNMENT FOR SECURITY
[TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS, GLOBAL EARTH ENERGY, INC., a Nevada corporation (the “Assignor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Assignor has entered into a Security Agreement, dated as of December ___, 2012 (as amended, restated or otherwise modified from time to time the “Security Agreement”), in favor SOLAR POWER UTILITY HOLDINGS LIMITED, a British Virgin Islands corporation, as collateral agent for certain purchasers (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Buyers (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the “Obligations” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Buyers a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the Buyers observance of the Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________, 2012.

[GRANTORS]

By:____________________________

Name:

Title:

STATE OF ____________

ss.:

COUNTY OF __________

On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a ____________________, and that s/he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]

[Patent and Patent Applications]

[Copyright and Copyright Applications]

Owned by ______________________________

Schedule 4(g)

Effective Financing Statements

None.

================================================================================================================

Exhibit C

Form of Registration Rights Agreement

GLOBAL EARTH ENERGY, INC.

INVESTOR REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December ___, 2012, by and among GLOBAL EARTH ENERGY, INC., a Nevada corporation (the “Company”), and SOLAR POWER UTILITY HOLDINGS LIMITED, a British Virgin Islands corporation (the “Buyer”).

WHEREAS, the Company and the Buyer have entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which the Company proposes to sell 15,000,000 shares of its Series C Secured Convertible Preferred Stock, par value $1.00 per share (the “Series C Preferred Stock”) which shall be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, to induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.

Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)

“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(b)

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

(c)

“Registrable Securities” means shares of the Common Stock in an amount equal to the shares of the Common Stock issuable to the Buyer upon conversion of the Series C Preferred Stock pursuant to the Securities Purchase Agreement and the Certificate of Designation.

(d)

“Registration Statement” means a registration statement under the Securities Act which covers any of the Registrable Securities.

(e)

“Scheduled Filing Deadline” means (a) one hundred eighty (180) days from the date hereof as applies to the S-1 Registration Statement (as defined below), (b) sixty (60) days from the date the Company becomes eligible to file a registration statement on Form S-3 under the Securities Act as applies to the S-3 Registration Statement (as defined below) and (c) sixty (60) days from the date there is an increase in the number of Registrable Shares under the Securities Purchase Agreement or the Certificate of Designation (as defined in the Securities Purchase Agreement) to the extent that there are Registrable Securities not otherwise included on the S-1 Registration Statement or the S-3 Registration Statement as applies to the Revised Registration Statement (as defined herein).

2.

Registration.  (a) Subject to the terms and conditions of this Agreement, the Company shall (i) prepare and file, no later than one hundred eighty (180) days from the date hereof, with the SEC a registration statement on Form S-1 (or similar form) under the Securities Act (the “S-1 Registration Statement”) for the resale by the Buyer of all Registrable Securities, (ii) if it becomes eligible to file a registration statement on Form S-3 under the Securities Act, prepare and file, no later than ninety (90) days from the date it becomes eligible to file a registration statement on Form S-3, a registration statement on Form S-3 for the resale by the Buyer of all Registrable Securities (the “S-3 Registration Statement”), and (iii) if due to an increase in the number of Registrable Shares under the Securities Purchase Agreement or the Certificate of Designation there are Registrable Shares that are not registered under the S-1 Registration Statement or the S-3 Registration Statement, prepare and file, within sixty (60) days of the date of such an increase a new S-1 Registration Statement or S-3 Registration Statement, as applicable, so that all the Registrable Shares may be resold by the Buyer (the “Revised Registration Statement” and, together with the S-1 Registration Statement and the S-3 Registration Statement, the “Registration Statements”).  The Company shall keep the Registration Statement “Evergreen” for the life of the Series C Preferred Stock or until Rule 144 of the Securities Act is available to the Buyer with respect to all of the Conversion Shares whichever is later.  The Company shall retain, and pay at its sole expense, a law firm to file the Registration Statement subject to the reasonable approval of a majority of the Required Holders (as defined in the Certificate of Designation) of the Buyer; provided, however, that in no event shall the Company be required to retain any law firm in addition to its current securities counsel for purposes of this Agreement.  Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Buyer for their review and comment.  The Buyer shall furnish comments on the Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

(b)

Effectiveness of the Registration Statement.  The Company shall use its commercially reasonable best efforts (i) to have the Registration Statement declared effective by the SEC no later than one hundred eighty (180) days after the date filed (the “Scheduled Effective Deadline”), and (ii) to ensure that the Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.  It shall be an event of default hereunder if the Registration Statement is not declared effective by the SEC within one hundred eighty (180) days after filing thereof.

(c)

Failure to File or Obtain and Maintain Effectiveness of the Registration Statement.  In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of the Common Stock or otherwise), then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of the Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the “Liquidated Damages”) and not as a penalty, to the Buyer, a cash amount equal to two percent (2%) per month of the outstanding stated value of the Series C Preferred Stock outstanding and held by the Buyer.  In the event that any Investor has opted to exercise its “Redemption at Option of Holders” pursuant to the Certificate of Designation, the Liquidated Damages shall not apply to such shares of Series C Preferred Stock that have been redeemed.  The initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, as the case may be, and shall continue thereafter until the Registration Statement is filed or declared effective, or the Series C Preferred Stock has been redeemed by the Company, as the case may be.  In the event that the Liquidated Damages are caused by a failure to maintain the effectiveness of the Registration Statement for more than ten days in any 365 day period, the initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the 11th day in such 365 day period that the Company failed to maintain the effectiveness of the Registration Statement falls and shall continue thereafter until the effectiveness of the Registration Statement has been restored.

(d)

Liquidated Damages.  The Company and the Buyer acknowledge and agree that the sums payable under Paragraph 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Buyer, including the right to call a default.  Any Liquidated Damages (and any accrued but unpaid interest thereon) that remain unpaid after the date set forth in Paragraph 2(c) shall accrue interest at the rate of seven percent (7%) per annum.  All Liquidated Damages paid pursuant to this Agreement, but not including any interest accrued thereon, shall not exceed, in the aggregate, 10% of the aggregate Purchase Price (as defined in the

2

Securities Purchase Agreement) paid to the Company pursuant to the Securities Purchase Agreement (the “Liquidated Damages Maximum”), and, at such time as the Liquidated Damages Maximum has been paid, the Company shall have no further obligation to pay amounts under Paragraph 2(c) above other than interested accrued on such Liquidated Damages not otherwise paid.  The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such Paragraph bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to file a Registration Statement or to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Buyer reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Buyer are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length.

3.

Related Obligations.

(a)

The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Buyer shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b)

The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Paragraph 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c)

The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d)

The Company shall use its commercially reasonable best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall

3

promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e)

As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor.  Notwithstanding any provision of this Agreement to the contrary, if the Company makes such a notification, the Company may suspend the use of any prospectus contained in any Registration Statement for periods not to exceed forty five (45) business days in any three month period or two periods not to exceed an aggregate of ninety (90) business days in any 12 month period in the event that the Company determines, in the exercise of its reasonable discretion, confirmed by a legal opinion from outside counsel, that sales of Registrable Securities thereunder could constitute violations of the Securities Act due to the Registration Statement containing an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  In each case the Company shall use commercially reasonable best efforts to remedy the deficiency in the Registration Statement within thirty (30) business days.  The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(f)

The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g)

At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Buyer.

(h)

The Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Buyer (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and any Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge.  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

4

(i)

The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow the Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j)

The Company shall use its commercially reasonable best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) the inclusion for quotation on the OTCQB of the OTC Markets Group, Inc. for such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Paragraph 3(j).

(k)

The Company shall cooperate with the Buyer who holds Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Buyer may reasonably request and registered in such names as the Buyer may request.

(l)

The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m)

The Company shall make generally available to its security holders as soon as practical, but not later than one hundred twenty (120) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(n)

The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o)

Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Buyer whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(p)

The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to a Registration Statement.

4.

Obligations of the Buyer.  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 3(f) or the first sentence of Paragraph 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such event has been remedied.  Notwithstanding anything to the

5

contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of the Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Paragraph 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5.

Expenses of Registration.  All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6.

Indemnification.  With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a)

To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  The Company shall reimburse the Buyer and each such controlling Person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Paragraph 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Paragraph 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Paragraph 9 hereof.

(b)

In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Paragraph 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is

6

based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Paragraph 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Paragraph 6(b) and the agreement with respect to contribution contained in Paragraph 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Paragraph 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Paragraph 9.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Paragraph 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor’s use of the prospectus to which the Claim relates.  The indemnification provided for in this Paragraph 6(b) shall not exceed for any Investor, the positive difference between the Purchase Price paid for its portion of the Registrable Shares and the closing bid price on the Principal Market (as defined in the Securities Purchase Agreement) of the Company’s the Common Stock on the day that such Investor sells or transfers such shares.

(c)

Promptly after receipt by an Indemnified Person or Indemnified Party under this Paragraph 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Paragraph 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Paragraph 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)

The indemnification required by this Paragraph 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

7

(e)

The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.

Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Paragraph 6 to the fullest extent permitted by law; provided, however, that: (a) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Paragraph 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (b) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.

Reports Under the Exchange Act.  With a view to making available to the Buyer the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

(a)

Make and keep public information available, as those terms are understood and defined in Rule 144;

(b)

File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Paragraph 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

(c)

Furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration.

9.

Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority of the Required Holders.  Any amendment or waiver effected in accordance with this Paragraph 9 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10.

Miscellaneous.

(a)

A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses, email, and facsimile numbers for such communications shall be if to the Company,

8

addressed to Mr. Sydney A. Harland at 1213 Culberth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to the Buyer, addressed to Mr. Henry K. Fata at Unit 2401A, Park-In Commercial Centre, 56 Dundas Street, Mongkok, Hong Kong, Hong Kong SAR, USA telephone (310) 358-3303, USA telecopier (801) 684-4751, and email fataiki@sputech.com.  Any party hereto may change its address upon ten (10) days’ written notice to any other party hereto.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email, facsimile machine containing the time, date, recipient’s email address or facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)

The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Texas.  The parties hereto agree that the internal laws of the State of Texas shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury.  Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in Harris County, Texas.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)

This Agreement, the Securities Purchase Agreement and related documents including the Certificate of Designation relating to the Series C Preferred Stock, the Security Agreement, and the Escrow Shares Escrow Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the Securities Purchase Agreement and related documents including the Certificate of Designation relating to the Series C Preferred Stock, the Security Agreement, and the Escrow Shares Escrow Agreement, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.  If there is any conflict between the terms of this Agreement, the Securities Purchase Agreement and related documents including the Certificate of Designation relating to the Series C Preferred Stock, the Security Agreement, and the Escrow Shares Escrow Agreement, the terms of the Securities Purchase Agreement shall control.

(f)

This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)

This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by PDF or facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

9

(i)

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k)

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

GLOBAL EARTH ENERGY, INC.

By:

Sydney A. Harland, Chief Executive Officer

SOLAR POWER UTILITY HOLDINGS LIMITED

By:

    Henry K. Fata, Chief Executive Officer

Attachment:

Exhibit A

Form of Notice of Effectiveness of Registration Statement

10

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

Re:

Global Earth Energy, Inc.

Gentlemen:

We are counsel to Global Earth Energy, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the investors named therein (collectively, the “Buyer”) pursuant to which the Company issued to the Buyer shares of its Series C Series C Preferred Stock (the “Preferred Stock”) which shares of Preferred Stock are convertible into shares of the Common Stock, par value $0.001 per share (the “the Common Stock”).  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Buyer (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Buyer as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Law Firm]

======================================================================================================================

Exhibit D

Form of Escrow Shares Escrow Agreement

GLOBAL EARTH ENERGY, INC.

ESCROW SHARES ESCROW AGREEMENT

THIS ESCROW SHARES ESCROW AGREEMENT (the “Agreement”) is made and entered into as of December ___, 2012 (the “Effective Date”) by and among Global Earth Energy, Inc., a Nevada corporation (the “Company”), SOLAR POWER UTILITY HOLDINGS LIMITED, a British Virgin Islands corporation (individually, a “Buyer” or collectively the “Buyers”), and NORMAN T. REYNOLDS LAW FIRM, as escrow agent (“Escrow Agent”).

WHEREAS, the Company and the Buyers have entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of the date hereof, pursuant to which the Company proposes to sell shares of its Series C Convertible Preferred Stock, par value $1.00 per share (the “Series C Preferred Stock”) which shall be convertible into the Company’s Common Stock, par value $0.001 per share (the “Common Stock” and, together with the Series C Preferred Stock, the “Securities”); and

WHEREAS, the Securities Purchase Agreement provides that the Company shall deposit the Escrow Shares (as defined in the Securities Purchase Agreement) in a segregated escrow account to be held by the Escrow Agent at a brokerage firm in order to effectuate the conversions of the Series C Preferred Stock; and

WHEREAS, the Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Escrow Shares; and

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Procedure for Escrow.  The procedures to be followed in order for the Buyers to convert shares of the Series C Preferred Stock are governed by the provisions of the Securities Purchase Agreement and the Certificate of Designation for the Series C Preferred Stock, both of which are incorporated herein by reference as if set forth fully herein.

2.

Terms of Escrow.  (a) Except as otherwise provided for in this Agreement, the terms of the escrow shall be governed by the Securities Purchase Agreement and the Certificate of Designation for the Series C Preferred Stock.  This Agreement shall terminate at such time as all of the Escrow Shares have been released from the escrow.

(b)

The Escrow Agent shall send the Escrow Shares to the Company’s transfer agent as soon as practicable upon the effectiveness of the Registration Statement to have the legend removed.

(c)

Upon each conversion, the Company shall pay the Escrow Agent a fee of One Hundred Fifty Dollars ($150).

3.

Duties of the Escrow Agent.

(a)

The Escrow Agent shall create a depository account with a recognized broker-dealer for the receipt and safe keeping of the Escrow Shares during the term of this Agreement.  Upon delivery of the certificates for the Escrow Shares to the Escrow Agent, the Escrow Agent shall be responsible for the receipt and safe keeping of the Escrow Shares.

(b)

The sole duty of the Escrow Agent shall be to receive and hold the Escrow Shares pursuant to the terms of this Agreement.  No other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof, and the Escrow Agent’s rights and responsibilities shall be governed solely by this Agreement.  The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any other agreement between the Company and the Buyers, or any other party.

1

(c)

The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Agreement.

(d)

The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement unless first indemnified to its reasonable satisfaction.  The Escrow Agent may consult counsel of its own choice with respect to any question arising under this Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of loss.

(e)

In receiving the Escrow Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.  The Escrow Agent is acting solely as escrow agent hereunder and owes no duties, covenants or obligations, or otherwise, to any other person by reason of this Agreement, except as otherwise stated herein, and no implied duties, covenants or obligations, fiduciary or otherwise, shall be read into this Agreement against the Escrow Agent.  The Escrow Agent’s duties hereunder are purely ministerial in nature, and in no event shall the Escrow Agent be deemed to be a fiduciary to the Company or the Buyers, or any other person relating to the purchase and sale of the Escrow Shares.

4.

Liability of the Escrow Agent.  The duties of the Escrow Agent hereunder will be limited to observance of the express provisions of this Agreement.  Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement.  The further below-described provisions shall govern the Escrow Agent’s liabilities hereunder:

(a)

In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons.  Notwithstanding the foregoing, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction and the Escrow Agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies.  In the event that any controversy should arise with respect to this Agreement, the Escrow Agent shall have the right, at its option, to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties.

(b)

In no event shall the Escrow Agent be liable, directly or indirectly, for any special, indirect or consequential losses or damages of any kind whatsoever (including without limitation lost profits), even if the Escrow Agent has been advised of the possibility of such losses or damages and regardless of the form of action.  The Company and the Buyers each agree that the Escrow Agent has no liability in connection with the sale of the Escrow Shares, and that the Escrow Agent makes no representations or warranties with respect thereto.  The Escrow Agent shall have no obligation, duty or liability with respect to compliance with any federal or state securities, disclosure or tax laws concerning this Agreement or the issuance, offering or sale of the Escrow Shares.

2

Under no circumstances will the Escrow Agent be required to, risk or advance its own funds, nor incur personal financial liability to the Company or the Buyers, or any other person.

(c)

The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel.  Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

(d)

The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Company or the Buyers, or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment.

(e)

The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Company or the Buyers, or any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ was entered without jurisdiction or was invalid for any reason or is subsequently reversed, modified, annulled, satisfied or vacated.

(f)

The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrow Shares and the Escrow Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

5.

Conflict Waiver.  The Buyers hereby acknowledges that the Escrow Agent is counsel to the Company in connection with the transactions contemplated and referred herein.  The Buyers agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Company and the Buyers will not seek to disqualify such counsel and waives any objection the Buyers might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

6.

Indemnification of the Escrow Agent.  The Company and the Buyers each hereby indemnifies and hold harmless the Escrow Agent from and against, any and all loss, liability, reasonable cost, damage and expense, including, without limitation, reasonable counsel fees (collectively, “Losses”), which the Escrow Agent may suffer or incur by reason of its service pursuant to this Agreement, including but not limited to any Losses arising out of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates unless such action, claim or proceeding is determined by a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Escrow Agent.  The terms of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7.

Death, Incapacity, or Resignation of the Escrow Agent.  In the event of the death, incapacity, or resignation of the Escrow Agent, the Company and the Buyers do hereby agree to appoint a successor Escrow Agent within ten (10) days following such death, incapacity, or resignation.  If the Company and the Buyers shall fail to appoint a successor Escrow Agent within such 10 day period, the Escrow Agent may thereupon deposit the Escrow Shares and the Escrow Shares into the registry of a court of competent jurisdiction, and seek to have a successor Escrow Agent appointed by such court.  Any substitute Escrow Agent appointed hereunder shall possess and exercise all powers and authority herein conferred on the original Escrow Agent, unless the court otherwise decrees in the order of appointment.  Further, any successor Escrow Agent shall receive such compensation as such court may determine.  The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent’s death, incapacity, or resignation, and the Company will use its best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

3

8.

Termination and Amendment.  This Agreement shall remain in effect for so long as the parties agree or until the all of the Escrow Shares have been delivered in accordance herewith; provided that any Escrow Agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement, including, but not limited to the indemnification provisions hereof, shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Company and the Buyers, the Escrow Agent, and any successor Escrow Agent.  No amendment or modification to this Agreement shall have any force or effect unless signed by the parties hereto.

9.

No Trusteeship.  The Company and the Buyers do agree that the Escrow Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

10.

Confidentiality.  Except as required by applicable law, legal process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

11.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Harris County, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Harris County, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

12.

No Penalties.  No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

13.

JURY TRIAL.  EACH OF THE BUYERS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE BUYERS AND COMPANY, THIS ESCROW SHARES ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

14.

Attorneys’ Fees.  In the event that it should become necessary for any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys’ fees and costs of court incurred by such other parties.

15.

Benefit.  The terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

16.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Mr. Sydney A. Harland at 1213 Culberth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to the Buyers, addressed to Mr. Henry K. Fata at Unit 2401A, Park-In Commercial Centre, 56 Dundas Street, Mongkok, Hong Kong, Hong Kong SAR, USA telephone (310) 358-3303, USA telecopier (801) 684-4751, and email fataiki@sputech.com; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 3262 Westheimer Road, Suite 234, Houston, Texas 77098, telephone (713) 503-9411, telecopier (713) 456-2509, and e-mail nreynolds@ntrlawfirm.com.  Any party hereto may change its address upon ten (10) days’ written notice to any other party hereto.

4

17.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

18.

Waiver.  No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

19.

Representations, Warranties and Agreements to Survive.  All indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

20.

Cumulative Rights.  The rights and remedies contained in this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

21.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

22.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

23.

Excusable Delay.  The parties shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

24.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

5

25.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

26.

Incorporation by Reference.  Any agreement referred to or included herein constitutes an integral part to this Agreement and is incorporated into this Agreement by this reference.

27.

Controlling Agreement.  In the event of any conflict between the terms of this Agreement, the Securities Purchase Agreement or any of the other Transaction Documents described in the Securities Purchase Agreement, the terms of this Agreement shall control.

28.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

29.

Entire Agreement.  This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GLOBAL EARTH ENERGY, INC.

By

    Sydney A. Harland, Chief Executive Officer

SOLAR POWER UTILITY HOLDINGS LIMITED

By

    Henry K. Fata, Chief Executive Officer

NORMAN T. REYNOLDS LAW FIRM

By

    Norman T. Reynolds

6